PHOENIX ADVISER TRUST
   Supplement dated August 23, 2005 to the Statement of Additional Information
                               dated June 20, 2005


IMPORTANT NOTICE TO INVESTORS

Phoenix Adviser Trust has recently implemented a change to its asset segregation policy and procedures for Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund (each a "Fund," collectively "the Funds"). Certain sections under the heading "Investment Techniques and Risks" are, therefore, amended as described below:

1. On page 5, in the subsection "Limitations on Futures Contracts and Related Options," the second sentence is hereby replaced with the following:

     "At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on its accounting records with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged."

2. On page 6, in the third paragraph of the subsection "Foreign Currency Transactions," the third and fourth sentences are hereby replaced with the following:

     "The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated on the accounting records of the Fund declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund's commitments with respect to such contracts."

3. On page 7, in the subsection "Regulatory Restrictions," the first sentence is hereby replaced with the following:

     "To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

4. On page 10, in the first paragraph of the subsection "Limitations on Options on Securities and Securities Indices," the second sentence is hereby replaced with the following:

     "Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are specifically designated on the accounting records of the Fund at all times during the option period."

5. On page 10, the third paragraph of the subsection "Limitations on Options on Securities and Securities Indices," is hereby replaced with the following:

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     "In the case of an index call option written by a Fund, the Fund will be required to specifically designate on its accounting records qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will specifically designate on its accounting records an amount of cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund's other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts."

6. On page 13, in the second paragraph of the subsection "Repurchase and Reverse Repurchase Agreements," the third sentence is hereby replaced with the following:

     "While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets specifically designated on its accounting records to cover its obligation under the agreement."

7. On page 13, in the second paragraph of the subsection "Repurchase and Reverse Repurchase Agreements," the last sentence is hereby replaced with the following:

     "This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to specifically designate on its accounting records assets in the amount of the reverse repurchase agreement minimizes this effect."

8. In the first paragraph of the subsection "Swap Agreements," the last sentence on page 14 is hereby replaced with the following:

     "The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio."

9. On page 15, in the first paragraph of the subsection "When-Issued Securities," the last two sentences are hereby replaced with the following:

     "When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be specifically designated on the accounting records of the Fund. Such specifically designated securities either will mature or, if necessary, be sold on or before the settlement date."

In addition to the changes noted above, under the subsection "Class A Shares--Reduced Initial Sales Charges" of the "Alternative Purchase Arrangements" section, on page 27, the "Qualified Purchasers" paragraph is hereby amended to read as follows:

     QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the

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     Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund, or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE.


PXP 4272B/SegPolicyChg (08/05)



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